UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2007



                              Compuware Corporation
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900


                    Michigan
(State or other jurisdiction of incorporation or                  38-2007430
                  organization)                               (I.R.S. Employer
                                                             Identification No.)

      One Campus Martius, Detroit, Michigan                      48226-5099
    (Address of Principal Executive Offices)                     (Zip Code)


      (Registrant's telephone number, including area code): (313) 227-7300

                             ---------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On May 15, 2007, Compuware Corporation ("Compuware") issued a press release announcing financial results for its fourth quarter and fiscal year ended March 31, 2007 and certain other information. A copy of the press release is furnished with this Report as Exhibit 99.1.

      A transcript of the conference call held on May 15, 2007 is furnished with this Report as Exhibit 99.2.

Item 8.01. Other Events.

      Compuware's Board of Directors has authorized management to execute an amendment to Compuware's Stock Repurchase Agreement with a broker under Rule 10b5-1(c) of the Securities Exchange Act of 1934 to, among other things, extend the term of the Stock Repurchase Agreement to September 30, 2007. The Stock Repurchase Agreement may be terminated by Compuware at any time. The amendment was executed by the parties in accordance with the terms of the Stock Repurchase Agreement and Rule 10b5-1(c). The Board has also authorized the repurchase of up to 16 million additional shares of common stock pursuant to the Stock Repurchase Agreement.

      Certain statements in this Current Report on Form 8-K, including but not limited to statements regarding Compuware's future plans, objectives or expected performance set forth in the attached press release and this Form 8-K, may constitute forward-looking statements. These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and its other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

            99.1    Press Release, dated May 15, 2007.

            99.2    Transcript of conference call held on May 15, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMPUWARE CORPORATION


Date: May 18, 2007                     By: /s/ Laura L. Fournier
                                           -----------------------
                                           Laura L. Fournier
                                           Senior Vice President
                                           Chief Financial Officer


                                INDEX OF EXHIBITS


      Exhibit No.                           Description
      -----------        ---------------------------------------------------

         99.1            Press Release, dated May 15, 2007.

         99.2            Transcript of conference call held on May 15, 2007.